UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        OCTOBER 2, 2003


                                  TECHSYS, INC.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          NEW JERSEY                 0-24542              22-3276736
----------------------------     ---------------     -----------------------
(State or other jurisdiction       (Commission           (IRS Employer
      of incorporation)            File Number)       Identification Number


               459 MOUNTAIN BOULEVARD, WATCHUNG, NEW JERSEY 07060
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               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (908) 822-9901


                                 NOT APPLICABLE
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.              CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On October 2, 2003, TechSys, Inc. (the Company) received notice from the Company's independent public accountants, Sobel & Co., LLC (Sobel & Co.), of their immediate resignation as the Company's Accountants.

Sobel & Co. did not report on the Company's consolidated financial statements for any of the years ended 2002, 2001, and 2000.

Since engagement in July, 2002, and through the date hereof, there were no disagreements with Sobel & Co. on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Sobel & Co. with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Sobel & Co.'s letter, dated October 8, 2003, stating its agreement with such statements.












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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

           (a)    FINANCIAL STATEMENTS
                  None.

           (b)    PRO FORMA FINANCIAL INFORMATION None.

           (c)    EXHIBITS.

                  EXHIBIT NO.  TITLE

                  16.1 Letter from Sobel & Co., LLC to the Securities and Exchange Commission, dated October 9, 2003.








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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, TechSys has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TECHSYS, INC.


Date:      October 9, 2003                          By: ________________________
                                                        Mark N. Raab
                                                        Chief Financial Officer










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                                  EXHIBIT INDEX


         EXHIBIT NO.    TITLE

         16.1 Letter from Sobel & Co., LLC to the Securities and Exchange Commission, dated October 9, 2003.














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